INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The following table presents income tax (benefit) expense by selected jurisdiction for each of the years ended December 31, 2021, December 31, 2020 and December 31, 2019:

	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019
	(U.S. Dollars in thousands)
Current tax (benefit) expense:
Ireland	$720	$262	$(280)
U.S.	(17,422)	2,706	3,109
Foreign - excluding the U.S.	26,537	15,860	15,449
	$9,835	$18,828	$18,278
Deferred tax (benefit) expense:
Ireland	$354	$185	$566
U.S.	(990)	(298)	(1,948)
Foreign - excluding the U.S.	(22,532)	(585)	(6,584)
	$(23,168)	$(698)	$(7,966)
	$(13,333)	$18,130	$10,312
Income (loss) before income taxes and equity earnings consisted of the following:

	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019
	(U.S. Dollars in thousands)
Ireland	$(5,904)	$2,852	$2,597
U.S.	(66,440)	7,615	978
Foreign - excluding the U.S.	27,792	48,636	39,181
	$(44,552)	$59,103	$42,756
The differences between the reported income tax (benefit) expense and income taxes computed at the Irish statutory tax rate of 12.5% for the years ended December 31, 2021, December 31, 2020 and December 31, 2019, are explained in the following reconciliation:

	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019
	(U.S. Dollars in thousands)
(Benefit) expense computed at the Irish statutory rate of 12.5%	$(5,569)	$7,388	$5,345
Effects of:
Foreign income taxed at different rates	5,258	8,247	1,908
Change in valuation allowances	966	2,824	740
Tax exempt income	(188)	(248)	—
Expenses not deductible for income tax purposes	4,497	1,467	1,227
Changes in unrecognized tax benefits, net of indirect benefits	(18,263)	(648)	32
Contingent consideration adjustments	139	(329)	163
Changes in estimates made in respect of prior periods	(63)	(678)	821
Other items	(110)	107	76
Income tax (benefit) expense	$(13,333)	$18,130	$10,312
Deferred tax recognized directly in other comprehensive income (loss) was as follows:

	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019
	(U.S. Dollars in thousands)
Deferred tax benefit (expense) on remeasurement gain (loss) on defined benefit plans	$(555)	$2,584	$84
Deferred tax (expense) on remeasurement gain (loss) on hedge accounting	(363)	—	—
Deferred tax (expense) on remeasurement gain (loss) on interest rate swap	(2,445)	—	—
Deferred tax (expense) on remeasurement gain (loss) on equity method investments	(832)	—	—
Total deferred tax benefit (expense) recognized in other comprehensive income (loss)	$(4,195)	$2,584	$84
The following table provides details of the principal components of our deferred income tax assets and liabilities as of December 31, 2021 and December 31, 2020:

	December 31, 2021	December 31, 2020
	(U.S. Dollars in thousands)
Deferred income tax assets:
Intangible assets	$2,739	$—
Property, plant and equipment	26,724	996
Operating leases	44,626	583
Accounts payable and accrued liabilities	35,570	7,295
Pension and postretirement benefits	29,364	4,153
Operating loss carry-forwards	113,913	18,548
Tax credit carry-forwards	9,021	—
Investments in unconsolidated affiliates	1,248	—
Other	11,976	1,335
Total deferred income tax assets	275,181	32,910
Valuation allowances	(93,205)	(16,395)
Offset against deferred income tax liabilities	(135,605)	(9,833)
Total deferred income tax assets, net	$46,371	$6,682

Deferred income tax liabilities:
Intangible assets	$97,132	$18,982
Property, plant and equipment	132,410	3,863
Operating leases	43,349	120
Accounts payable and accrued liabilities	3,790	—
Pension and postretirement benefits	1,800	—
Investments in unconsolidated affiliates	172	9,097
Other	2,641	222
Total deferred income tax liabilities	281,294	32,284
Offset against deferred income tax assets	(135,605)	(9,833)
Total deferred income tax liabilities, net	$145,689	$22,451

As of December 31, 2021, Dole had approximately $952.2 million of operating loss carryforwards expiring as follows:

	Ireland	U.S.	Foreign (excluding U.S.)	Total
	(U.S. Dollars in thousands)
2022	$—	$28,040	$14,055	$42,095
2023	—	36,706	5,102	41,808
2024	—	26,202	5,541	31,743
2025	—	18,364	83	18,447
2026	—	14,356	66	14,422
Indefinite	34,421	679,691	89,525	803,637
Total	$34,421	$803,359	$114,372	$952,152
As of December 31, 2021, state tax credit carryforwards of $7.6 million include $7.5 million which will expire between 2022 and 2028, and $0.1 million which can be carried forward indefinitely. In addition, Dole has $1.4 million of foreign tax credit carryforwards. If unused, $0.8 million will expire in 2029, $0.1 million will expire in 2030, and $0.5 million will expire in 2031.
The following table presents the movement in the valuation allowance for the years ended December 31, 2021 and December 31, 2020:

Amount
(U.S. Dollars in thousands)
Balance as of December 31, 2019	$12,091
Increase recognized in the income statement	4,509
Decrease recognized in the income statement	(1,685)
Translation adjustments	1,480
Balance as of December 31, 2020	16,395
Changes on acquisition/disposal	80,394
Increase recognized in the income statement	4,384
Decrease recognized in the income statement	(3,418)
Translation adjustments	(4,550)
Balance as of December 31, 2021	$93,205
The valuation allowance increased by $76.8 million in the year ended December 31, 2021 and by $4.3 million in the year ended December 31, 2020. The 2021 increase includes an additional $83.8 million valuation allowance related to the acquisition of Legacy Dole and increases related primarily to valuation allowances on additional net operating loss and capital loss carryforwards. This increase was partially offset by a decrease of $3.4 million related to the disposition of a subsidiary. A $1.0 million increase to the valuation allowance was recognized in the consolidated statements of operations which was partially offset by $4.6 million of exchange rate translation adjustments.
Dole is an Irish holding company that operates a significant number of foreign subsidiaries. As of December 31, 2021, the Company had not recognized a deferred tax liability on approximately $599.6 million of undistributed earnings for certain foreign subsidiaries, because these earnings are intended to be indefinitely reinvested. If such earnings were distributed, some countries may impose additional taxes. The unrecognized deferred tax liability (the amount payable if distributed) is approximately $39.8 million.
Cumulative unremitted earnings of overseas subsidiaries that are indefinitely reinvested totaled approximately $10.6 million as of December 31, 2020. In the event of repatriation of those earnings in the form of dividends or otherwise, Dole may be liable for income taxes, subject to adjustment, if any, for foreign tax credits and foreign withholding taxes payable to foreign tax authorities. The Company estimates that approximately $0.5 million of income taxes would be payable on the repatriation of the unremitted earnings to Ireland.
Dole recognizes deferred tax assets on potential foreign tax credits expected to be generated by the repatriation of undistributed earnings only when the repatriation has occurred or is expected to occur in the foreseeable future.
A reconciliation of the beginning and ending amount of unrecognized tax benefits (excluding interest and penalties) is as follows:

Amount
(U.S. Dollars in thousands)
Balance as of December 31, 2019	$11,928
Increases due to tax positions taken in the current year	2,190
Decreases due to lapse of statute of limitations	(2,704)
Translation adjustments	1,285
Balance as of December 31, 2020	12,699
Changes on acquisition/disposal	52,341
Increases due to tax positions taken in the current year	1,004
Decreases due to lapse of statute of limitations	(17,056)
Translation adjustments	(907)
Balance as of December 31, 2021	$48,081
The total of unrecognized tax benefits was $48.1 million and $12.7 million as of December 31, 2021 and December 31, 2020, respectively. If recognized, it is estimated that Dole’s effective tax rate would be affected by additional income tax benefit of $43.3 million and $6.1 million as of December 31, 2021 and December 31, 2020, respectively. At this time, Dole believes that it is reasonably possible that the total amount of unrecognized tax benefits could decrease within the next twelve months by approximately $33.0 million related to taxation of foreign income and transfer pricing issues, as a result of the lapse of the statute of limitations. The Company recognizes interest and penalties related to unrecognized tax benefits in the income statement. Dole recognized a benefit of $4.9 million and expense of $0.2 million for interest and penalties, respectively for the years ended December 31, 2021 and December 31, 2020. A liability was recognized for accrued interest and penalties of $10.3 million and $2.1 million as of December 31, 2021 and December 31, 2020, respectively.
The tax years 2015 to 2021 remain subject to examination by tax jurisdictions in the United States. The tax years 2018 to 2021 remain subject to examination by tax jurisdictions in the U.K. The tax years 2017 to 2021 remain subject to examination by taxing jurisdictions in Ireland, Costa Rica, Ecuador, Germany and Guatemala. The tax years 2016 to 2021 remain subject to examination by taxing jurisdictions in Sweden and Denmark. The tax years 2014 to 2021 remain subject to examination by taxing jurisdictions in Canada.